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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 23, 1999

                        ---------------------------------


                                 CYBERCASH, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        0-27470                           54-725021
(State or other jurisdiction of     (Commission File Number)            (I.R.S. Employer)
incorporation or organization)                                         Identification No.)





            2100 RESTON PARKWAY
              RESTON, VIRGINIA                                                   20191
  (Address of principal executive offices)                                    (Zip Code)


       Registrant's telephone number, including area code: (703) 620-4200


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ITEM 5.  OTHER EVENTS

On July 23, 1999, CyberCash, Inc. (the "Registrant") completed its acquisition of Tellan Software, Inc., of San Jose, California ("Tellan"). The Registrant filed a Registration Statement (Form S-3 No. 333-83559) on July 23, 1999 registering shares of CyberCash common stock, par value $.001 per share, that were issued to the holders of Tellan capital stock. Further details about the acquisition may be found in the Agreement and Plan of Reorganization, dated June 25, 1999, among the Registrant, Tellan, Shaker Acquisition Corporation, a Delaware corporation and Donald L. Neff, a copy of which is filed as Exhibit
2.01 to the Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CyberCash, Inc.

July 29, 1999                             By:   /s/ Dennis N. Cavender
                                                ----------------------
                                                Dennis N. Cavender
                                                Chief Financial Officer